UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VXRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of 2019 Equity Incentive Plan

On June 11, 2024, as described below, the stockholders of Vaxart, Inc. (the “Company”) approved an amendment and restatement of the Company’s 2019 Equity Incentive Plan (as amended and restated, the “Amended EIP”) to increase the number of shares of common stock reserved for issuance thereunder by 15,000,000 shares to 43,900,000.

As previously disclosed, the Amended EIP authorizes the grant of equity-based compensation to the Company’s employees, directors and consultants, and provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.

A description of the material terms of the Amended EIP was included in the proxy statement (the “Proxy Statement”) for the Annual Meeting (as defined below). In addition, the foregoing description of the Amended EIP is qualified in its entirety by reference to the text of the Amended EIP, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”).

Amendment and Restatement of the 2022 Employee Stock Purchase Plan

At the Annual Meeting (as defined below), stockholders approved an amendment and restatement of our 2022 Employee Stock Purchase Plan (as amended and restated, the “Amended ESPP”) to increase the number of shares of common stock reserved for issuance thereunder by 1,800,000 shares to 3,600,000 shares.

As previously disclosed, the Amended ESPP provides the Company’s employees with the ability to contribute a portion of earnings to purchase the Company’s shares.

A description of the material terms of the Amended ESPP was included in the Proxy Statement. In addition, the foregoing description of the Amended ESPP is qualified in its entirety by reference to the text of the Amended ESPP, a copy of which is attached as Exhibit 10.2 to this Current Report.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting (as defined below), the Company’s stockholders approved the adoption of an amendment (the “Certificate of Amendment”) to the Company’s Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 250,000,000 shares to 350,000,000 shares. On June 11, 2024, the Certificate of Amendment was filed with the Secretary of State of the State of Delaware. The Certificate of Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On June 11, 2024, the Company, convened its 2024 annual meeting of stockholders (the “Annual Meeting”). Proxies had been submitted by stockholders representing approximately 59.5% of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. At the Annual Meeting, the Company’s stockholders voted on six Proposals, each of which is described in more detail in the Proxy Statement.

The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

Proposal 1. Stockholders elected the six nominees for directors to serve until the Company’s 2025 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Finney, Ph.D.	46,799,761	10,762,193	47,701,989
Elaine J. Heron, Ph.D.	48,039,321	9,522,633	47,701,989
Steven Lo	48,677,687	8,884,267	47,701,989
W. Mark Watson, C.P.A.	48,149,958	9,411,996	47,701,989
David Wheadon, M.D.	47,353,402	10,208,552	47,701,989
Robert A. Yedid	44,989,439	12,572,515	47,701,989

Proposal 2. Stockholders approved the adoption of an amendment to the Company’s Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 250,000,000 shares to 350,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,288,103	38,223,004	752,836	–

Proposal 3. Stockholders approved an amendment and restatement of the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 15,000,000 shares to 43,900,000. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,428,536	19,540,077	593,341	47,701,989

Proposal 4.  Stockholders approved an amendment and restatement of the Company’s 2022 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,800,000 shares to 3,600,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,647,436	14,378,582	535,936	47,701,989

Proposal 5. Stockholders ratified the selection of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,247,525	13,230,763	1,785,655	–

Proposal 6. Stockholders approved, on a non-binding, advisory basis, the 2023 compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,566,529	17,860,024	2,135,401	47,701,989

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Vaxart, Inc.
10.1	2019 Equity Incentive Plan.
10.2	2022 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAXART, INC.

Dated: June 13, 2024
	By:	/s/ STEVEN LO
Steven Lo
President and Chief Executive Officer